Exhibit 99.2

PRECISIONIR GROUP, INC.
Richmond, Virginia

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 29, 2013 AND JUNE 30, 2012 (UNAUDITED)

PRECISIONIR GROUP, INC.

Richmond, Virginia

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

CONTENTS

Page

CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS FOR THE SIX MONTH PERIODS ENDED JUNE 29, 2013 AND JUNE 30, 2012	1

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 29, 2013	2

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTH PERIODS ENDED JUNE 29, 2013 AND JUNE 30, 2012	3

UNAUDITED NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS	4

PRECISIONIR GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
FOR THE SIX MONTH PERIODS ENDED JUNE 29, 2013 AND JUNE 30, 2012
(Dollars in thousands, except per share amounts)

	2013	2012
Net sales	$5,645	$7,451

Cost of goods sold	1,669	2,060

Gross profit	3,976	5,391

Selling, general and administrative expenses	3,443	4,899
Stock compensation expense	18	27
Depreciation and amortization	401	478
	3,862	5,404

Income (loss) before other income (expense) and income taxes	114	(13)

Other income (expense)
Net Interest expense	(368)	(253)
Management fee	(405)	(323)
Intangible asset and goodwill impairment losses	-	(8,290)
Loss on foreign currency exchange	(45)	(38)
	(818)	(8,904)

Loss from continuing operations, before income taxes	(704)	(8,917)

Income tax benefit	-	41

Loss from continuing operations, net of income taxes	(704)	(8,876)

Discontinued operations	22	104

Net loss	(682)	(8,772)
Other comprehensive loss
Foreign currency translation adjustment	(72)	(199)

Comprehensive loss	$(754)	(8,971)

See accompanying notes to consolidated financial statements.

PRECISIONIR GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 29, 2013
 (Dollars in thousands, except per share amounts)

June 29, 2013
ASSETS
Current assets
Cash	$1,048
Accounts receivable after allowance for doubtful accounts of $312	1,904
Prepaid expenses and other current assets	452
Total current assets	3,404

Property and equipment, net	296
Other assets
Other receivables	72
Intangible assets	2,030
Goodwill	1,567
3,965
$7,369

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
Current maturities of notes payable and long-term debt	$6,343
Accounts payable	498
Advance postage fees	803
Other current liabilities	3,369
Total current liabilities	11,013

Deferred income taxes	282
Dividends payable	3,195
Deferred rent	65

Stockholders' equity (deficit)
Common stock, $.01 par value: 8,500,000 shares authorized, 3,403,340 issued and outstanding	34
Preferred stock, 15% Series A and B cumulative convertible preferred stock; par value $.01; authorized Series A and B of 3,100,000 and 1,100,000 shares, respectively; issued and outstanding Series A and B of 2,794,699 and 282,224 shares, respectively; aggregate liquidation preference of $15,195	31
Additional paid-in capital	34,501
Other accumulated comprehensive loss	(111)
Accumulated deficit	(41,641)
(7,186)
$7,369

See accompanying notes to consolidated financial statements

PRECISIONIR GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTH PERIODS ENDED JUNE 29, 2013 AND JUNE 30, 2012
 (Dollars in thousands, except per share amounts)

	2013	2012
Cash flows from operating activities
Net loss	$(682)	$(8,772)
Adjustments to reconcile net loss to net cash from operating activities
Depreciation and amortization	403	478
Bad debt expense	43	25
Loss on sale of property and equipment	-	13
Deferred income taxes	56	(274)
Impairment losses	-	8,290
Stock compensation expense	18	27
Change in assets and liabilities:
Accounts receivable	(246)	(73)
Income tax receivable	69	417
Prepaid expense	107	(419)
Other assets	(9)	-
Accounts payable	29	239
Advance postage fees	(20)	49
Other current liabilities	278	(694)
Other liabilities	(4)	37
Payment-in-kind interest on debt	121	31
Discontinued operations assets and liabilities	26	296
Net cash from operating activities	189	(330)

Cash flows from investing activities
Capital expenditures	-	(115)
Net cash from investing activities	-	(115)

Cash flows from financing activities
Borrowings (Repayments) of debt	254	(715)

Net cash from financing activities	254	(715)

Effect of exchange rate changes on cash	(7)	1

Net change in cash	436	(1,159)

Cash at beginning of period	612	1,561

Cash at end of period	$1,048	$402

Supplemental disclosures of cash flow information
Interest paid	$281	$235
Income taxes	20	11

Supplemental disclosures of non-cash financing activities
Preferred stock dividends declared	$499	$432

See accompanying notes to consolidated financial statements

PRECISIONIR GROUP, INC.
 (Dollars in thousands, except per share amounts)

NOTE 1 - DESCRIPTION OF COMPANY AND BASIS OF PRESENTATION

Basis of Presentation:  The unaudited condensed consolidated interim balance sheet as of June 29, 2013 and statements of comprehensive loss for the six month periods ended June 29, 2013 and June 30, 2012, and statements of cash flows for the six month periods ended June 29, 2013 and June 30, 2012 included herein, in the opinion of the management, include all normal recurring adjustments necessary for a fair presentation of the financial statements. Results of operations reported for the interim periods are not necessarily indicative of results for the entire year. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations relating to interim financial statements. The interim financial information should be read in conjunction with PrecisionIR Group, Inc’s (the ‘Company”) Audited Financial Statements for the years ended December 31, 2012 and 2011.

Description of Company:  The Company is engaged in providing on-line communication solutions to corporate clients requiring investor relations and web event services.

Principles of Consolidation and Nature of Operations:  The consolidated financial statements of PrecisionIR Group, Inc.  (the “Parent”) include the accounts of PrecisionIR, Inc. (which includes PrecisionIR Webcasting, Inc. and PIR Government Webcasting, Inc.) and the foreign subsidiaries, PrecisionIR Ltd, PrecisionIR AB and WILink (collectively referred to as “subsidiaries”).  All significant intercompany balances and transactions have been eliminated.  Hereafter, both the Parent and subsidiaries will be referred to as “the Company”.

Discontinued Operations:  As a result of the sale of the non-investor relations webcasting business, all corresponding  disclosures have been adjusted to exclude the non-investor relations webcasting business.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition:  The Company recognizes revenue upon the delivery of services provided to customers or shipment of reports.  In certain instances customers are billed in advance for services provided.  Advance billings are deferred and recorded as revenue in the period in which the related services are completed.  Deferred revenue of $1,443 at June 29, 2013 is included in other current liabilities in the consolidated balance sheet.

Use of Estimates:  The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results may differ from those estimates.  Estimates and assumptions that are more susceptible to change in the near term are related to the allowance for doubtful accounts, stock compensation expense and the fair values of intangible assets and goodwill.

Fair Value of Financial Instruments:  The Company's carrying amount for its financial instruments, which include cash, contingent consideration, line of credit and long-term debt approximate fair value.

Fair value is the price that would be received by the Company for an asset or paid by the Company to transfer a liability (an exit price) in an orderly transaction between market participants on the measurement date in the Company’s principal or most advantageous market for the asset or liability. Fair value measurements are determined by maximizing the use of observable inputs and minimizing the use of unobservable inputs.  The hierarchy places the highest priority on unadjusted quoted market prices in active markets for identical assets or liabilities (level 1 measurements) and gives the lowest priority to unobservable inputs (level 3 measurements).  The three levels of inputs within the fair value hierarchy are defined as follows:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

PRECISIONIR GROUP, INC.
 (Dollars in thousands, except per share amounts)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Level 3: Significant unobservable inputs that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

In some cases, a valuation technique used to measure fair value may include inputs from multiple levels of the fair value hierarchy. The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.

The Company accounts for the contingent consideration received from the sale of the Vcall line of business at fair value.  The Company determined the fair value of the contingent consideration based on a discounted cash flow analysis. The future estimated revenue share payments were discounted using a rate that reflects the uncertainty surrounding the expected outcomes, which the Company believes is appropriate and representative of a market participant assumption. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy.

Cash:  The Company's cash consists of deposit accounts with various domestic and foreign banks.  The first $250 of the deposit accounts with each of the U.S. banks is insured by an agency of the U.S. Government.  Effective January 1, 2013, deposits held in noninterest-bearing accounts are aggregated with any interest bearing deposits, and the combined total is insured up to at least $250.

Accounts Receivable:  The Company sells to customers using credit terms customary in its industry.  Interest is not charged on receivables.  Management establishes a reserve for losses on its accounts based on the credit risk of specific customers, historic loss experience and current economic conditions.  Losses are written off to the reserve when management determines further collection efforts will not produce additional recoveries.

Property, Equipment and Depreciation: Property and equipment acquired are stated at cost.  Major additions and improvements are capitalized and depreciated; maintenance and repairs are charged to expense when incurred.  Upon disposition, the related cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in other income or expense.  Depreciation is provided using the straight-line method on asset lives varying from three to seven years.  Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvement.  These assets are reviewed for impairment when events indicate the carrying amount may not be recoverable from undiscounted cash flows.  If impaired, the assets are recorded at fair value.

Income Taxes:  The Company records income tax expense based on the amount of taxes due on its federal and state income tax returns plus deferred taxes computed based on the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities, using enacted tax rates.  A valuation allowance, if needed, is recorded to reduce deferred tax assets to an amount more likely than not to be realized.  The Company did not record an income tax benefit for income taxes during the six month period ended June 29, 2013, due to the uncertainty that such benefit could be utilized in the future.

Uncertain tax provisions are recognized and measured under provisions in FASB ASC 740.  A tax position is recognized as a benefit only if it is "more likely than not" that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur.  The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination.  For tax positions not meeting the "more likely than not" test, no tax benefit is recorded.  The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next 12 months.

The Company recognizes interest related to income tax matters as interest expense and penalties related to income tax matters as other expense.  The Company did not have any amounts accrued or expensed for interest and penalties as of and for the six month periods ended June 29, 2013 or June 30, 2012.

Translation of Foreign Financial Statements:  The financial statements of the foreign subsidiaries of the Company have been translated into U.S. dollars.  All assets and liabilities have been translated at current rates of exchange in effect at the end of the fiscal period.  Income and expense items have been translated at the average exchange rates for the year.  The gains or losses that result from this process are recorded as a separate component of stockholder's equity until the entity is sold or substantially liquidated.

PRECISIONIR GROUP, INC.
 (Dollars in thousands, except per share amounts)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Goodwill:  Goodwill results from business acquisitions and represents the excess of the purchase price over the fair value of acquired tangible assets and liabilities and identifiable intangible assets.  Goodwill is assessed at least annually for impairment, and any such impairment will be recognized in the period identified.

Comprehensive Income (Loss):  Comprehensive income (loss) consists of net income (loss) and other comprehensive income (loss) related to changes in the cumulative foreign currency translation adjustment.

Intangible Assets:  Intangible assets consist of client relationships, customer lists, software, technology and trademarks that are initially measured at fair value.  The trademarks have an indefinite life and are not amortized.  The trademarks are assessed annually for impairment and any such impairment will be recognized in the period identified.  The client relationships, customer lists, software and technology are amortized over their estimated useful lives.

Debt Issue Costs:  Costs incurred in obtaining long-term debt are amortized based on the effective interest method over the life of the corresponding debt.

Advance Postage Fees: The Company requires that each client deposit a postage fee advance for annual report services.  The amount is held until the client cancels the service and the Company reimburses the amount deposited.

Advertising:  The Company expenses the production costs of advertising the first time the advertising takes place, except for direct-response advertising, which is capitalized and amortized over its expected period of future benefits.

Direct-response advertising consists primarily of advertisements that include order forms for the Company's products.  The capitalized costs of the advertising are amortized over the three-month period following the mailing of the order forms.

NOTE 3 - INTANGIBLE ASSETS AND GOODWILL

Intangible assets by major asset type are as follows as of June 29, 2013:

	Gross Carrying Amount	Accumulated Amortization

Trademarks	$959	$-
Client relationships	5,029	(3,958)
Customer lists	2,413	(2,413)
Software and technology	5,086	(5,086)
	$13,487	$(11,457)

For the periods ended June 29, 2013 and June 30, 2012, the Company recorded $280 and $278 of amortization expense.

The trademarks are considered to be an indefinite life intangible and are not amortized but are tested at least annually for impairment.  As a result of annual impairment testing, the Company recorded an impairment loss of $991 for the six month period ended June 30, 2012.

Goodwill is tested for impairment annually.  As a result of the annual impairment tests, the Company recognized an impairment loss of $7,299 for the six month period ended June 30, 2012.  The impairment losses reflects recent financial performance.  The fair value of the reporting unit was estimated using the expected present value of future cash flows.

PRECISIONIR GROUP, INC.
 (Dollars in thousands, except per share amounts)

NOTE 4 - NOTES PAYABLE AND LONG-TERM DEBT

Notes payable and long-term debt consist of the following at June 29, 2013:

Lines of credit	$2,394
Term loan A	765
Term loan B	3,184
6,343
Less notes payable and current maturities of long-term debt	(6,343)
$-

NOTE 5 - RELATED PARTY

The Company has a management service agreement with an affiliate of a shareholder of the Company to provide consulting and advisory services for the Company.  The management fee and associated out-of-pocket expenses for these services was $405 and $323 for the periods ended June 29, 2013 and June 30, 2012, respectively.

NOTE 6 – SUBSEQUENT EVENTS

On August 22, 2013, Issuer Direct Corporation purchased all of the outstanding stock of the Company in exchange for cash of $3,450.  The Company entered into a settlement agreement with the Bank of Scotland, who held all of the Notes Payable and the Line of Credit, whereby the Bank of Scotland agreed to accept $2,700 in exchange for all amounts payable for the Notes Payable and Long Term Debt described in Note 4, including any related interest and debt service fees.  The remaining $750 was used to pay all amounts owed to related parties as discussed in Note 5, and therefore the Company had no debt or payments due to related parties as of August 22, 2013.